[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


               MFS(R) GLOBAL
               GROWTH FUND
               (formerly MFS(r) World Growth Fund)
               SEMIANNUAL REPORT o APRIL 30, 1999

              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 46)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 32
Notes to Financial Statements ............................................. 39
MFS' Year 2000 Readiness Disclosure ....................................... 45
Trustees and Officers ..................................................... 49

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended April 30, 1999, Class A shares of the Fund provided a total return of 23.65%, Class B shares 23.24%, Class C shares 23.21%, and Class I shares 23.87%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average global fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 19.65%. The Fund's returns also compare to a 20.51% return for the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities.

Q. WHAT FACTORS HAVE CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A. Investments in emerging markets and in U.S. technology and telecommunications companies have helped performance. Emerging market holdings account for about 15% of the Fund's portfolio. Prior to this six-month period, those holdings were hurt by the downturn in emerging markets that began in 1997. However, since late last year, stock prices in emerging markets have rebounded strongly because investors have become more confident that political and economic reforms in these countries eventually may result in strong economic growth.

   Several of the Fund's U.S. technology and telecommunications holdings, including Cisco Systems, Microsoft, and MCI WorldCom, also have helped performance. Technology companies, particularly U.S. software companies, continue to help corporations around the world become more productive. In general, technology companies have been insulated from a slowdown in the economy and continue to generate very strong earnings growth. Similarly, the explosion in wireless communications and data transmission has boosted revenues and earnings for telecommunications companies around the world.

Q. WHAT OTHER U.S. SECTORS HAVE HELPED PERFORMANCE?

A. The leisure sector, which includes media, cable, and publishing companies, has done well. MediaOne, for example, has reported strong earnings and is now being acquired by AT&T at a premium. Another holding, Time Warner, continues to expand its reach into cable and entertainment, and its stock has performed very well as a result.

Q. WHERE ARE YOU INVESTING IN EUROPE?

A. We like European consumer staples and financial services companies. Stocks of several consumer staples companies were hurt last year by their exposure to emerging markets. However, we believe the recent economic improvement in Asia and Latin America should enable these companies to rebound. Holdings in this sector include Benckiser, a Dutch company that makes soap and other household products; Nestle, a Swiss food company; and Unilever, a Dutch food and household products company. We also think stock prices of European financial services companies are attractive in relation to our earnings and growth outlooks for them. We continue to see opportunities for consolidation in this sector, which we believe should drive costs down and result in positive earnings for several years. One of our larger European holdings in this sector is UBS, a Swiss bank whose stock has risen following its merger last year with Swiss Bank Corp. The rapid growth of the European media and communications industry also has helped such broadcast holdings as Mediaset in Italy, Television Francaise in France, and Capital Radio in the United Kingdom.

Q. WHAT'S YOUR VIEW ON JAPAN?

A. Even though Japan has been one of the best-performing international markets this year, those gains are largely anticipating potential corporate earnings improvements rather than reflecting any real change. We believe the Japanese government has taken positive steps toward reforming the banking sector. If these reforms are carried out, we believe they will be positive for the Japanese equity market. Our strategy in Japan is to focus on individual companies rather than on the market as a whole. We are looking for companies with the strongest franchises that have the potential to increase earnings consistently over the next few years. We have found a number of companies that we think fit these criteria, such as NTT Mobile Communications; Secom, a security services company; Takeda Chemical, a pharmaceutical company; and Chugai Pharmaceutical.

Q. NOW THAT EMERGING MARKETS SEEM TO BE COMING BACK, ARE YOU INCREASING YOUR WEIGHTINGS IN THESE MARKETS?

A. The Fund typically has had a weighting of 10% to 20% of assets in emerging markets, and that weighting has not changed. We held on to our positions last year when these markets were in turmoil, and that strategy has paid off recently as the stocks have bounced back. Despite the recent rebound, most emerging markets are still a long way from their previous high levels but, in most cases, stock market valuations remain attractive. As these economies return to above-average growth rates, we expect further improvements in stock prices.

Q. WHAT POSITIONS HAVE HURT PERFORMANCE?

A. Our positions in the European defense industry have hurt performance. Investors reacted negatively to the British Aerospace purchase of GEC Marconi's defense business. However, we continue to believe that there will be fewer companies in the industry over the long term and that these companies should be more efficient and better able to compete globally. We have maintained positions in British Aerospace, as well as in Saab in Sweden, both of which appear well positioned to benefit from the consolidation trend.

Q. WHAT'S YOUR OUTLOOK FOR INTERNATIONAL MARKETS?

A. European economies are still lagging the U.S. economy. Interest rates in Europe have declined and the euro has weakened, which should stimulate growth by making exports cheaper. In addition, restructuring efforts that started in earnest several years ago are beginning to show results, with companies cutting costs and reducing redundant operations. We expect this restructuring to be positive for corporate earnings growth. We think the combination of low interest rates, improved earnings, and attractive valuations on a global basis should support European equity markets.

   Markets in Japan had a strong run at the beginning of the year but have taken a breather recently. In general, we believe Japanese companies have tremendous potential to restructure their businesses to improve profitability. The market gains in the first quarter reflected some of this potential. The question remains whether these companies have the will to carry out their restructuring plans. We see signs of restructuring efforts in some companies, and their stock prices have responded favorably. To move ahead, we believe the overall Japanese market needs to show clear evidence of an economic rebound and further progress on restructuring.

   As long as the reform process which started last year remains on track, we are optimistic that emerging markets can continue to move ahead.

   Although those markets have had a strong run already this year, we believe they remain well off their 1997 highs and continue to be attractive from a valuation standpoint.

/s/ David A Antonelli                        /s/ John W. Ballen

    David A. Antonelli                           John W. Ballen
    Director of International Equity Research*   Portfolio Manager

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

*The committee of MFS international research analysts is responsible for the day-to-day management of a portion of the Fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE EXECUTIVE COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) EMERGING GROWTH FUND. MR. BALLEN IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE EMERGING GROWTH SERIES OFFERED THROUGH MFS(R)/ SUN LIFE ANNUITY PRODUCTS, MFS(R) INSTITUTIONAL MID CAP GROWTH FUND, MFS(R) GLOBAL GROWTH FUND, AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. BALLEN JOINED THE MFS RESEARCH DEPARTMENT IN 1984 AS A RESEARCH ANALYST. HE WAS NAMED INVESTMENT OFFICER AND PORTFOLIO MANAGER IN 1986, VICE PRESIDENT IN 1987, DIRECTOR OF RESEARCH IN 1988, SENIOR VICE PRESIDENT IN 1990, DIRECTOR OF EQUITY PORTFOLIO MANAGEMENT IN 1993, CHIEF EQUITY OFFICER IN 1995, EXECUTIVE VICE PRESIDENT IN 1997, AND PRESIDENT, CHIEF INVESTMENT OFFICER, AND A MEMBER OF THE BOARD IN 1998. MR. BALLEN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA AND AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

TONI Y. SHIMURA IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE GLOBAL GROWTH SERIES AND THE EMERGING GROWTH SERIES, BOTH OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MS. SHIMURA JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, AND A PORTFOLIO MANAGER IN 1993. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS CAPITAL APPRECIATION BY INVESTING IN SECURITIES
                        OF COMPANIES WORLDWIDE GROWING AT RATES MANAGERS EXPECT
                        TO BE WELL ABOVE THE GROWTH RATE OF THE U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  NOVEMBER 18, 1993

CLASS INCEPTION:        CLASS A NOVEMBER 18, 1993
                        CLASS B NOVEMBER 18, 1993
                        CLASS C JANUARY 3, 1994
                        CLASS I JANUARY 2, 1997

SIZE:                   $528.7 MILLION NET ASSETS AS OF APRIL 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

Average Annual and Cumulative Total Rates of Return through April 30, 1999

Class A
                                          6 Months        1 Year        3 Years        5 Years      10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +23.65%        +3.76%        +37.73%        +81.81%             +98.24%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --          +3.76%        +11.26%        +12.70%             +13.38%
------------------------------------------------------------------------------------------------------------------
SEC Results                                   --          -2.20%        + 9.08%        +11.38%             +12.16%
------------------------------------------------------------------------------------------------------------------

Class B
                                          6 Months        1 Year        3 Years        5 Years      10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +23.24%        +3.03%        +34.63%        +74.98%             +90.09%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --          +3.03%        +10.42%        +11.84%             +12.51%
------------------------------------------------------------------------------------------------------------------
SEC Results                                   --          -0.75%        + 9.59%        +11.58%             +12.40%
------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, November 18, 1993, through April 30, 1999.

Class C
                                          6 Months        1 Year        3 Years        5 Years      10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +23.21%        +2.99%        +34.59%        +75.21%             +90.46%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --          +2.99%        +10.41%        +11.87%             +12.55%
------------------------------------------------------------------------------------------------------------------
SEC Results                                   --          +2.05%        +10.41%        +11.87%             +12.55%
------------------------------------------------------------------------------------------------------------------

Class I
                                          6 Months        1 Year        3 Years        5 Years      10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +23.87%        +4.09%        +38.69%        +83.19%             +99.67%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                   --          +4.09%        +11.52%        +12.87%             +13.53%
------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, November 18, 1993, through April 30, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

FIVE LARGEST STOCK SECTORS

            TECHNOLOGY                        19.1%
            UTILITIES & COMMUNICATIONS        19,0%
            FINANCIAL SERVICES                16.0%
            LEISURE                           10.3%
            MISCELLANEOUS                      6.3%

TOP 10 STOCK HOLDINGS

MCI WORLDCOM, INC.  3.6%                  GLOBAL TELESYSTEMS GROUP, INC.  1.6%
U.S. telecommunications company           U.S. operator of telecommunications
                                          systems in Europe
MICROSOFT CORP.  3.4%
U.S. computer software and                TIME WARNER, INC.  1.5%
systems company                           U.S. publishing and entertainment
                                          company
CISCO SYSTEMS, INC.  3.1%
U.S. computer network developer           QWEST COMMUNICATIONS
                                          INTERNATIONAL, INC.  1.3%
TYCO INTERNATIONAL LTD.  3.0%             U.S. Internet data communications
U.S. security systems, packaging, and     company
electronic equipment conglomerate
                                          MEDIAONE GROUP, INC.  1.3%
ORACLE CORP.  2.1%                        U.S. telecommunications company
U.S. database software developer
and manufacturer                          BP AMOCO PLC  1.2%
                                          British oil and petrochemical company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 1999

STOCKS - 96.4%
------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
------------------------------------------------------------------------------------------------
Foreign Stocks - 51.6%
  Argentina - 0.5%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR
      (Banks and Credit Cos.)                                             9,062     $    208,993
    Irsa Inversiones y Representaciones (Real Estate)                    20,000           67,028
    Perez Companc S.A. (Oils)                                            62,776          389,375
    Quilmes Industrial S.A., ADR (Beverages)                              1,500           16,406
    Siderar S.A., ADR (Steel)                                             3,444           10,612
    Siderca S.A. (Steel)                                                 86,100          148,154
    Telecom Argentina S.A., ADR (Telecommunications)                      5,000          172,500
    Telefonica de Argentina, ADR (Utilities - Telephone)                 14,600          545,675
    YPF Sociedad Anonima, ADR (Oils)                                     28,150        1,182,300
                                                                                    ------------
                                                                                    $  2,741,043
------------------------------------------------------------------------------------------------
  Australia - 1.1%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                                          313,500     $  2,482,341
    QBE Insurance Group Ltd. (Insurance)*                               801,376        3,583,545
                                                                                    ------------
                                                                                    $  6,065,886
------------------------------------------------------------------------------------------------
  Bermuda - 0.5%
    Ace Ltd. (Insurance)                                                    800     $     24,200
    Dairy Farm International Holdings Ltd.
      (Retail Stores - Supermarkets)                                  1,840,000        2,723,200
                                                                                    ------------
                                                                                    $  2,747,400
------------------------------------------------------------------------------------------------
  Brazil - 1.7%
    Banco Bradesco S.A., Preferred (Banks and Credit
      Cos.)                                                          54,539,000     $    290,765
    Banco Frances S.A. (Banks and Credit Cos.)                            9,500          244,625
    CEMIG (Utilities - Electric)                                         15,000          361,439
    Centrais Eletricas Brasileiras S.A., ADR (Utilities -
      Electric)                                                          59,000          592,360
    Companhia Cervejaria Brahma, Preferred (Beverages)                  438,433          219,217
    Companhia Paranaense de Energia, Preferred, "B"
      (Utilities - Electric)                                             22,141          177,928
    Companhia Vale Rio Doce, Bonus Shares (Mining)                       29,553                0
    Companhia Vale Rio Doce, Preferred (Mining)                          26,553          500,668
    Embratel Participacoes S.A. (Telecommunications)*                15,287,285          132,613
    Embratel Participacoes S.A., Preferred
      (Telecommunications)*                                          12,846,116          209,330
    Itausa Investimentos Itau S.A., Preferred
      (Conglomerate)                                                    490,000          262,711
    Petroleo Brasileiro S.A. (Oils)                                       9,700          140,650
    Petroleo Brasileiro S.A., Preferred (Oils)                        4,222,000          686,711
    Tele Centro Sul Participacoes S.A.
      (Telecommunications)*                                          21,673,285          118,811
    Tele Centro Sul Participacoes S.A., Preferred
      (Telecommunications)*                                          12,047,000          130,630
    Tele Norte Leste Participacoes S.A.
      (Telecommunications)*                                          13,323,285          128,417
    Tele Norte Leste Participacoes S.A., Preferred
      (Telecommunications)*                                          14,608,000          255,200
    Tele Sudeste Celular Participacoes S.A.
      (Telecommunications)*                                          29,265,285          104,015
    Telebras, ADR (Telecommunications)*                               3,089,000              130
    Telebras, Preferred (Telecommunications)                          3,089,000          272,427
    Telecomunicacoes Brasileiras S.A.
      (Telecommunications)                                               27,900            2,180
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                               32,600        2,972,713
    Telesp Celular Participacoes S.A.
      (Telecommunications)*                                          20,171,285          109,241
    Telesp Celular Participacoes S.A., Preferred
      (Telecommunications)*                                              11,550          114,804
    Telesp Participacoes S.A. (Telecommunications)*                  17,853,285          236,610
    Telesp Participacoes S.A., Preferred
      (Telecommunications)*                                              14,268          356,700
    Unibanco S.A. (Banks and Credit Cos.)                             5,044,000          249,161
                                                                                    ------------
                                                                                    $  8,870,056
------------------------------------------------------------------------------------------------
  Canada - 1.2%
    Northern Telecom Ltd. (Telecommunications)                           18,400     $  1,254,650
    Canadian National Railway Co. (Railroads)                            44,432        2,804,770
    Inco Ltd. (Metals)                                                    1,500           28,781
    Newcourt Credit Group, Inc. (Finance)                                77,700        2,195,025
    QLT Phototherapeutics, Inc. (Medical and Health
      Products)                                                             400           18,275
                                                                                    ------------
                                                                                    $  6,301,501
------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Empresa Nacional de Electricidad, ADR (Utilities -
      Electric)*                                                         12,910     $    180,740
    Administradora de Fondas de Pensiones Provida
      (Financial Services)                                                3,000           60,375
    Chilectra S.A., ADR (Utilities - Electric)                            2,100           45,150
    Compania Cervecerias Unidas S.A., ADR (Brewery)                       3,910           96,039
    Compania de Telecom de Chile, ADR (Utilities -
      Telephone)                                                         15,090          398,942
    Distribucion y Servicio D & S S.A., ADR
      (Supermarkets)                                                      9,550          144,444
    Embotelladora Andina S.A. (Consumer Goods and
      Services)                                                           2,400           34,950
    Enersis S.A., ADR (Utilities - Electric)                              6,220          118,180
                                                                                    ------------
                                                                                    $  1,078,820
------------------------------------------------------------------------------------------------
  China
    Huaneng Power International, Inc., ADR
      (Utilities - Electric)*                                             2,700     $     36,281
    Shenzhen China Bicycles Co.
      (Consumer Goods and Services)                                     110,500           18,392
                                                                                    ------------
                                                                                    $     54,673
------------------------------------------------------------------------------------------------
  Colombia
    Bancolombia S.A. (Banks and Credit Cos.)                              4,500     $     30,375
    Cementos Diamante S.A., ADR (Construction)##                         51,338           56,472
                                                                                    ------------
                                                                                    $     86,847
------------------------------------------------------------------------------------------------
  Czech Republic
    SPT Telecom AS (Telecommunications)*                                  1,200     $     17,340
    Tabak AS (Tobacco)                                                      150           31,186
                                                                                    ------------
                                                                                    $     48,526
------------------------------------------------------------------------------------------------
  Egypt - 0.3%
    Ahram Beverage Co., GDR (Beverages)*##                                2,000     $     63,000
    Arab International Construction (Construction
      Services)                                                           7,800           60,557
    Egypt Gas (Utilities - Gas)                                           1,600           98,497
    Egypt Mobile Phone (Utilities - Telephone)                           37,000          496,140
    Egyptian International Pharmaceutical Industries Co.
      (Pharmaceuticals)                                                   1,000           50,547
    Industrial & Engineering Enterprises Co. (Building)                   6,900           78,512
    Madinet Nasar City (Housing)                                          2,250           67,943
    Mi Bank (Banks and Credit Cos.)                                       6,710          154,286
    National Societe Generale Bank (Banks and Credit
      Cos.)                                                               6,700          117,306
    North Cairo Mills (Food Products)                                        10              128
    Suez Cement Co., GDR (Construction)                                   2,000           33,100
    Suez Cement Co., GDR (Construction)##                                17,435          238,436
                                                                                    ------------
                                                                                    $  1,458,452
------------------------------------------------------------------------------------------------
  Finland - 1.3%
    AO Mosenergo (Conglomerate)                                          43,782     $    103,982
    Helsingin Puhelin Oyj (Telecommunications)                           40,731        1,716,015
    Nokia Corp., ADR (Telecommunications)                                35,600        2,641,075
    Pohjola Group Insurance Corp. (Insurance)                            17,495          828,513
    Tieto Corp. (Computer Software - Systems)                            36,970        1,471,681
                                                                                    ------------
                                                                                    $  6,761,266
------------------------------------------------------------------------------------------------
  France - 2.7%
    Castorama Dubois Investisse (Stores - Building
      Products)                                                          14,430     $  3,451,100
    Pernod Ricard Co. (Beverages)                                        26,000        1,752,900
    Sanofi S.A. (Medical and Health Products)                             8,592        1,345,421
    SEITA (Tobacco)                                                      46,900        2,822,739
    Societe Generale (Banks and Credit Cos.)                              8,900        1,591,939
    Television Francaise (Entertainment)                                 15,644        3,055,924
                                                                                    ------------
                                                                                    $ 14,020,023
------------------------------------------------------------------------------------------------
  Germany - 2.7%
    Henkel KGaA (Chemicals)                                              48,083     $  3,802,737
    HypoVereinsbank (Banks and Credit Cos.)                              63,100        4,110,906
    Mannesmann AG (Conglomerate)                                         39,266        5,166,039
    VEBA AG (Oil and Gas)                                                19,600        1,074,104
                                                                                    ------------
                                                                                    $ 14,153,786
------------------------------------------------------------------------------------------------
  Greece - 1.4%
    Alpha Credit Bank (Banking)                                           7,810     $    557,767
    Antenna TV S.A., ADR (Broadcasting)*                                 11,900          139,825
    Athens Medical Center, GDR (Medical and Health
      Technology and Services)                                            1,500           32,552
    Attica Enterprises S.A., GDR (Transportation)                        13,950          117,741
    Commercial Bank of Greece (Banks and Credit Cos.)                     1,800          314,949
    Hellenic Bottling (Beverages)                                         4,170          123,455
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                              137,968        3,202,309
    Intracom S.A. (Telecommunications)                                    4,150          274,623
    National Bank of Greece, GDR (Banks and Credit Cos.)                  9,896          674,778
    Panafon S.A. (Telecommunications)*                                    2,950           78,622
    STET Hellas Telecommunications S.A., ADR
      (Telecommunications)*                                              62,900        1,698,300
    Titan Cement Co., GDR (Building Materials)                            2,400          185,424
                                                                                    ------------
                                                                                    $  7,400,345
------------------------------------------------------------------------------------------------
  Hong Kong - 0.7%
    Hutchison Whampoa Ltd. (Conglomerate)                                 6,000        $  53,803
    Li & Fung Ltd. (Wholesale)                                        1,060,000        2,598,542
    South China Morning Post Ltd. (Publishing)                        1,820,000        1,097,800
                                                                                    ------------
                                                                                    $  3,750,145
------------------------------------------------------------------------------------------------
  Hungary - 0.3%
    Magyar Olaj Es Gazipari KT (Gas)                                     24,255     $    540,149
    Magyar Tavkozlesi Rt., ADR (Telecommunications)*                     31,275          879,609
    Mol Magyar Olaj Es Gazipari, GDR (Oils)                               1,400           30,100
    OTP Bank (Banks and Credit Cos.)                                        400           17,040
    OTP Bank Rt. (Banks and Credit Cos.)                                  4,000          168,447
                                                                                    ------------
                                                                                    $  1,635,345
------------------------------------------------------------------------------------------------
  India - 0.5%
    Bharat Heavy Electricals Ltd. (Utilities - Electric)                 22,100     $     87,645
    Formula System (1985) Ltd. (Computer Software -
      Systems)*                                                           2,848           72,013
    Glaxo India Ltd. (Pharmaceuticals)                                    7,000          106,785
    Hindustan Lever Ltd. (Consumer Goods and Services)                   14,200          681,760
    Hindustan Petroleum Corp. Ltd. (Oils)                                21,000           87,951
    Infosys Technologies Ltd. (Computer - Software)*                      5,520          339,059
    ITC Ltd. (Conglomerate)                                              15,000          328,147
    Larsen & Toubro Ltd. (Conglomerate)                                  14,700           64,351
    Larsen & Toubro Ltd., GDR (Conglomerate)                             15,150           66,321
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                  56,500          205,166
    Mahanagar Telephone Nigam Ltd., GDR
      (Telecommunications)##                                              1,700           17,680
    NIIT Ltd. (Computer Software - Services)                              2,700          101,834
    Reliance Industries Ltd. (Conglomerate)                              50,000          136,874
    State Bank of India (Banks and Credit Cos.)                          25,700           93,323
    State Bank of India, GDR (Banks and Credit Cos.)                      2,200           19,250
    Tata Iron and Steel Co. Ltd. (Steel)                                  1,083            2,035
                                                                                    ------------
                                                                                    $  2,410,194
------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                     1,151,848     $  3,408,421
------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Bank Hapoalim (Banks and Credit Cos.)                                89,265     $    213,457
    Bezek Israeli Telecommunications Corp. Ltd.
      (Telecommunications)                                               70,514          274,578
    Blue Square Israel Ltd. (Retail)                                      1,200           16,650
    Discount Investment Corp. (Financial Services)                        6,404          232,250
    ECI Telecom Ltd. (Telecommunications)                                 8,112          299,130
    Elbit Systems Ltd. (Aerospace)                                       10,404          146,818
    Koors Industries Ltd., ADR (Conglomerate)                             4,950          106,425
    Teva Pharmaceutical Industries Ltd., ADR
      (Pharmaceuticals)                                                   4,410          201,757
                                                                                    ------------
                                                                                    $  1,491,065
------------------------------------------------------------------------------------------------
  Italy - 1.6%
    Banca Carige S.p.A. (Banks and Credit Cos.)                         126,109     $  1,166,469
    ERG S.p.A. (Oils)                                                   259,998          851,049
    Mediaset S.p.A. (Entertainment)                                     323,214        2,798,511
    San Paolo Imi S.p.A (Banks and Credit Cos.)*                        153,217        2,297,303
    Telecom Italia S.p.A. (Telecommunications)                          109,020        1,159,200
                                                                                    ------------
                                                                                    $  8,272,532
------------------------------------------------------------------------------------------------
  Japan - 8.7%
    Aeon Credit Service Co. Ltd. (Financial Services)                    39,930     $  3,445,413
    Canon, Inc. (Special Products and Services)                          86,000        2,103,711
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                   165,000        1,962,805
    Don Quijote Co., Ltd. (Retail)                                        9,500        2,212,449
    Fujimi, Inc. (Electronics)                                           40,000        2,077,574
    Keyence Corp. (Electronics)                                          22,230        3,340,925
    Meitec Corp. (Computer Software - Systems)                           83,700        2,720,583
    Mikuni Coca-Cola Bottling Co., Ltd.
      (Food and Beverage Products)                                       89,000        1,863,952
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                            277        3,016,671
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                                   81        4,749,937
    Olympus Optical Co. (Conglomerate)                                  189,000        2,324,303
    Rock Field Co., Ltd. (Food Products)                                 29,700          641,920
    Rohm Co. (Electronics)                                               12,000        1,447,600
    Sanyo Coca-Cola Bottling Co., Ltd.
      (Food and Beverage Products)                                       27,300          647,223
    Secom Co. (Consumer Goods and Services)                              13,000        1,269,833
    Softbank Corp. (Computer - Software)                                  4,000          131,000
    Takeda Chemical Industries Co. (Pharmaceuticals)                    128,000        5,565,217
    Terumo Corp. (Pharmaceuticals)                                      130,000        2,831,532
    Tokyo Marine & Fire Insurance (Insurance)                            63,000          734,129
    Ushio, Inc. (Electronics)                                           244,000        2,784,016
                                                                                    ------------
                                                                                    $ 45,870,793
------------------------------------------------------------------------------------------------
  Jordan - 0.1%
    Arab Bank Corp. (Banks and Credit Cos.)                               1,780     $    525,966
------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Egypt Trust (Investment Company)*                                    45,650     $    490,738
------------------------------------------------------------------------------------------------
  Mauritius - 0.2%
    Mauritius Commercial Bank Ltd. (Banks and Credit
      Cos.)                                                              65,000     $    248,002
    New Mauritius Hotels Ltd. (Restaurants and Lodging)                 110,000          202,157
    Rogers & Co. Ltd. (Conglomerate)                                     39,000          235,278
    State Bank of Mauritius Ltd. (Banks and Credit Cos.)                600,000          349,980
                                                                                    ------------
                                                                                    $  1,035,417
------------------------------------------------------------------------------------------------
  Mexico - 2.2%
    Cemex S.A. (Construction)                                            88,301     $    411,147
    Cifra S.A. de C.V. (Retail)*                                        386,335          732,091
    Cifra S.A. de C.V., ADR (Retail)*                                     6,300          123,637
    Corporacion GEO S.A. de C.V. (Housing)*##                             9,000          152,190
    Desc S.A. de C.V., "B" (Conglomerate)                               185,000          236,383
    Fomento Economico Mexicano S.A. (Beverages)                          11,240          408,855
    Grupo Carso, S.A. (Conglomerate)                                    163,300          787,766
    Grupo Continental, S.A. (Beverages)*                                  4,700           16,286
    Grupo Financiero Banamex (Finance)*                                 125,000          318,760
    Grupo Financiero Bancomer (Finance)*                                540,000          187,699
    Grupo Mexico, S.A. (Metals)                                          19,000           73,655
    Grupo Modelo S.A. de C.V. (Brewery)                                 231,600          610,662
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  25,000        1,025,000
    Kimberly-Clark de Mexico S.A. de C.V.
      (Forest and Paper Products)                                        97,500          380,076
    Organiz Soriana S.A., "B" (Real Estate)                             115,800          521,633
    Telefonos de Mexico S.A. (Utilities - Telephone)                    613,000        2,336,502
    Telefonos de Mexico S.A., ADR (Utilities - Telephone)                43,000        3,257,250
                                                                                    ------------
                                                                                    $ 11,579,592
------------------------------------------------------------------------------------------------
  Morocco
    Banque Maracaine Commerce (Banks and Credit Cos.)                     1,400     $     30,520
    Brasseries Maroc (Consumer Goods and Services)                          550          131,178
                                                                                    ------------
                                                                                    $    161,698
------------------------------------------------------------------------------------------------
  Netherlands - 4.5%
    Akzo Nobel N.V. (Chemicals)                                          37,230     $  1,680,553
    ASM Lithography Holding N.V. (Computer Software -
      Systems)*                                                             600           23,400
    Benckiser N.V., "B" (Consumer Goods and Services)                    74,273        4,093,779
    Equant N.V. (Computer Software - Services)*                          39,800        3,552,150
    Fugro N.V. (Engineering)*                                            54,389        1,473,063
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         83,288        3,209,950
    IHC Caland N.V. (Marine Equipment)*                                  23,867        1,081,130
    ING Groep N.V. (Financial Services)*                                 61,043        3,757,746
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                        100,438        1,951,366
    New Holland N.V. (Agricultural Products)                              1,200           17,400
    Unilever N.V. (Consumer Goods and Services)                          21,510        1,471,765
    Van der Moolen Holding N.V. (Financial Services)*                    23,662        1,666,481
                                                                                    ------------
                                                                                    $ 23,978,783
------------------------------------------------------------------------------------------------
  Pakistan
    Hub Power Co. Ltd. (Utilities - Electric)                               100     $         33
    Pakistan Telecom, "A" (Telecommunications)                              200               80
    Sui Northern Gas (Oils)*                                              1,380              248
                                                                                    ------------
                                                                                    $        361
------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Compania de Minas Buenaventura S.A. (Mining)                         36,030     $    280,809
    CPT Telefonica del Peru S.A., "B" (Utilities -
      Telephone)                                                        614,377          917,146
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                  29,811          301,836
                                                                                    ------------
                                                                                    $  1,499,791
------------------------------------------------------------------------------------------------
  Philippines - 0.6%
    Ayala Land, Inc. (Real Estate)                                      544,000     $    200,950
    Bank of Philippine Islands (Banks and Credit Cos.)                   23,700           75,040
    Manila Electric Co., "B" (Utilities - Electric)                      67,500          258,245
    Metro Bank & Trust Co. (Banks and Credit Cos.)                        3,700           37,098
    Philippine Long Distance Telephone Co.
      (Utilities - Telephone)                                            69,800        2,251,050
    Philippine Long Distance Telephone Co., ADR
      (Utilities - Telephone)                                            10,800          350,501
    San Miguel Corp., "B" (Brewery)                                      76,000          162,427
    SM Prime Holding, Inc. (Real Estate)                                366,000           83,050
                                                                                    ------------
                                                                                    $  3,418,361
------------------------------------------------------------------------------------------------
  Poland - 0.3%
    Agora S.A. (Entertainment)*##                                        10,611     $    122,026
    Bank Handlowy w Warszawie (Banks and Credit Cos.)*+                  12,079          146,839
    Bank Handlowy w Warszawie, GDR
      (Banks and Credit Cos.)##                                           3,200           37,920
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)                    6,700          149,323
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                  21,433          255,122
    Orbis S.A. (Restaurants and Lodging)*                                14,523          117,332
    Telekomunikacja Polska S.A. (Telecommunications)*##                 121,480          747,102
    Telekomunikacja Polska S.A., GDR
      (Telecommunications)*                                              11,600           71,340
    WBK Wielkopolski S.A. (Consumer Goods and Services)                  21,100          115,426
                                                                                    ------------
                                                                                    $  1,762,430
------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit
      Cos.)                                                             123,911     $  2,309,285
    BPI - SGPS, S.A. (Banks and Credit Cos.)                              1,050           28,272
    Portugal Telecom S.A. (Utilities - Telephone)                           700           29,158
                                                                                    ------------
                                                                                    $  2,366,715
------------------------------------------------------------------------------------------------
  Russia - 0.2%
    JSC Surgutneftegaz Co., ADR (Oils)                                   97,580     $    707,455
    Lukoil Oil Co., ADR (Oils)                                           10,020          371,542
    Rostelecom, GDR (Telecommunications)*                                 3,875           63,937
    Unified Energy Systems, GDR (Utilities - Electric)*                  16,977           84,885
                                                                                    ------------
                                                                                    $  1,227,819
------------------------------------------------------------------------------------------------
  Singapore - 1.4%
    Allgreen Properties Ltd. (Real Estate Development)*                  80,000     $     48,591
    Asia Pulp & Paper Co. Ltd., ADR
      (Consumer Goods and Services)                                     104,900        1,101,450
    City Developments Ltd. (Real Estate)                                 31,000          206,569
    Datacraft Asia Ltd. (Telecommunications)                            295,000          926,300
    DBS Land Ltd. (Real Estate)                                         146,000          270,338
    Development Bank of Singapore Ltd.
      (Banks and Credit Cos.)                                           257,000        2,727,916
    Hong Leong Finance Ltd. (Finance)+                                   17,000           41,904
    Keppel Corp. Ltd. (Transportation - Marine)                          30,000           85,623
    Natsteel Electronics Ltd. (Electronics)                              76,000          255,455
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    129,000          661,812
    Sembcorp Industries, Ltd. (Engineering)                              80,000           99,540
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                        34,400          507,135
    Singapore Telecommunications, Ltd.
      (Telecommunications)                                              134,000          248,119
                                                                                    ------------
                                                                                    $  7,180,752
------------------------------------------------------------------------------------------------
  South Africa - 0.9%
    Anglo American Corp. of South Africa (Mining)                         4,983     $    257,346
    Anglo American Corp. of South Africa, ADR (Mining)                      900           46,462
    Anglo American Platinum Corp. Ltd. (Metals)                          27,140          522,138
    AngloGold Ltd. (Mining)                                               6,100          286,941
    De Beers Centenary AG (Diamonds - Precious Stones)                   17,167          528,925
    De Beers Consolidated Mines Ltd. (Mining)                             2,800           68,600
    Dimension Data Holdings Ltd. (Financial Institutions)               134,051          596,395
    Firstrand Ltd. (Financial Services)                                  45,560           50,206
    Imperial Holdings Ltd. (Conglomerate)                                32,590          268,010
    JD Group Ltd. (Stores)*                                              44,508          286,593
    Liberty Life Association of Africa Ltd. (Insurance)                  21,651          281,577
    Nedcor Ltd. (Banks and Credit Cos.)*                                 34,154          747,119
    Real Africa Holdings Ltd. (Conglomerate)                             83,807          163,341
    Rembrandt Controlling Investments Ltd. (Financial
      Services)                                                           8,490           64,219
    Sanlam Ltd. (Insurance)*                                            130,630          128,267
    Sasol Ltd. (Oils)                                                    76,580          311,750
    South African Breweries Ltd. (Brewery)                               40,176          337,003
    South African Breweries Ltd., ADR (Brewery)                           7,200           59,864
                                                                                    ------------
                                                                                    $  5,004,756
------------------------------------------------------------------------------------------------
  South Korea - 1.6%
    Honam Petrochemical Corp. (Chemicals)                                18,500     $    342,593
    Housing & Commercial Bank of Korea
      (Banks and Credit Cos.)                                            36,800          867,340
    Housing & Commercial Bank of Korea, GDR
      (Banks and Credit Cos.)##                                           1,400           34,020
    Kookmin Bank (Banks and Credit Cos.)                                 38,000          518,182
    Kookmin Bank, GDR (Banks and Credit Cos.)##                           2,900           39,875
    Korea Electric Power Corp. (Utilities - Electric)                    46,540        1,339,788
    Medison Co. (Medical and Health Products)                            27,350          306,191
    Pohang Iron & Steel Co. Ltd. (Construction)                          15,770        1,354,919
    Pohang Iron & Steel Co. Ltd., ADR (Construction)                      2,000           51,500
    Samsung Display Devices Co. (Electronics)                            10,550          541,709
    Samsung Electronics (Electronics)                                    19,124        1,471,325
    Samsung Fire & Marine Insurance (Insurance)                             420          194,444
    Shinhan Bank (Banks and Credit Cos.)                                 56,000        1,337,000
    SK Telecom Ltd. (Telecommunications)                                     94           98,411
    SK Telecom Ltd., ADR (Telecommunications)*                           14,550          201,881
                                                                                    ------------
                                                                                    $  8,699,178
------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Cortefiel S.A. (Retail)                                              86,300     $  2,369,229
    Telefonica de Espana (Utilities - Telephone)                         64,526        3,021,700
                                                                                    ------------
                                                                                    $  5,390,929
------------------------------------------------------------------------------------------------
  Sweden - 2.3%
    Celsius AB (Aerospace)                                              142,200     $  2,192,362
    Ericsson LM, "B" (Telecommunication Equipment)                      139,200        3,656,641
    Saab AB, "B" (Aerospace)*                                           289,600        2,352,657
    Skandia Forsakrings AB (Insurance)                                  197,000        3,808,231
                                                                                    ------------
                                                                                    $ 12,009,891
------------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Barry Callebaut AG (Food and Beverage Products)                       9,700     $  1,570,876
    Compagnie Financiere Richemont AG (Conglomerate)                         20           34,015
    Julius Baer Holdings (Banks and Credit Cos.)                            655        2,132,228
    Kuoni Reisen Holdings AG (Transportation)                               414        1,465,775
    Nestle S.A. (Food and Beverage Products)                              1,159        2,145,199
    UBS AG (Banks and Credit Cos.)*                                      12,600        4,279,308
                                                                                    ------------
                                                                                    $ 11,627,401
------------------------------------------------------------------------------------------------
  Taiwan - 0.4%
    Fubon Insurance Co., GDR (Insurance)                                  3,200     $     36,880
    Taipei Fund (Finance)                                                   238        1,969,450
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                       1,300           31,200
                                                                                    ------------
                                                                                    $  2,037,530
------------------------------------------------------------------------------------------------
  Thailand - 0.5%
    Bangkok Expressway (Consumer Goods and Services)                    225,000     $    191,451
    BEC World Public Co. Ltd. (Television)                               21,000          102,107
    Electricity Generating Public Co. Ltd. (Utilities -
      Electric)                                                          77,000          171,596
    PTT Exploration and Production Public Co. Ltd., ADR
      (Oil Services)                                                     66,600          615,267
    Siam Cement Public Co. Ltd. (Building Materials)                     11,200          331,583
    TelecomAsia Corp. Ltd (Utilities - Telephone)*                      277,000          239,438
    Thai Farmers Bank (Banks and Credit Cos.)                           259,000          720,611
                                                                                    ------------
                                                                                    $  2,372,053
------------------------------------------------------------------------------------------------
  Turkey - 0.5%
    Migros Turk T.A.S. (Retail)                                         190,300     $    262,409
    Akbank (Banks and Credit Cos.)                                   10,273,689          327,931
    Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)##                26,011          181,427
    Tupras Turkiye Petrol Rafinerileri A.S. (Oils)                    2,157,400          168,026
    Turkiye Is Bankasi A.S. (Banks and Credit Cos.)                  13,793,310          678,025
    Turkiye Is Bankasi A.S., GDR (Banks and Credit
      Cos.)##                                                             7,200           35,100
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                    35,038,662          841,050
    Yapi ve Kredi Bankasi, GDR (Banks and Credit Cos.)                    1,550           37,587
                                                                                    ------------
                                                                                    $  2,531,555
------------------------------------------------------------------------------------------------
  United Kingdom - 5.3%
    ARM Holdings PLC, ADR (Computer Software - Systems)*                 41,600     $  1,352,000
    BP Amoco PLC (Oils)*                                                316,288        6,002,123
    British Aerospace PLC (Aerospace and Defense)*                      153,669        1,149,157
    Cable & Wireless Communications PLC
      (Telecommunications)                                              182,900        2,085,452
    Capital Radio PLC (Broadcasting)                                    120,000        1,663,523
    Computacenter PLC (Computer - Services)                             129,700          959,485
    Glaxo Wellcome PLC (Pharmaceuticals)*                                60,300        1,786,270
    HSBC Holdings PLC (Financial Services)*                               2,000           74,318
    ICON PLC, ADR (Biotechnology)*                                          100            1,575
    Next PLC (Stores)                                                    89,413        1,105,417
    Reuters Group PLC (Business Services)                               150,400        2,037,783
    Sema Group PLC (Computer Software - Systems)                        257,301        2,486,887
    SmithKline Beecham PLC (Pharmaceuticals)                            155,557        2,056,636
    Taylor Nelson Sofres PLC (Market Research)                          690,098        1,742,411
    Williams PLC (Conglomerate)                                         491,148        3,396,417
                                                                                    ------------
                                                                                    $ 27,899,454
------------------------------------------------------------------------------------------------
  Venezuela - 0.2%
    Ca La Electricidad De Caracas (Utilities - Electric)                 53,800     $  1,134,003
    Mavesa S.A. (Consumer Goods and Services)                             5,700           17,100
                                                                                    ------------
                                                                                    $  1,151,103
------------------------------------------------------------------------------------------------
  Estonia - 0.1%
    As Eesti Telekom (Telecommunications)                                18,255     $    381,530
    Eesti Telekom (Telecommunications)*                                   1,400           29,610
                                                                                    ------------
                                                                                    $    411,140
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $272,990,532
------------------------------------------------------------------------------------------------
U.S. Stocks - 44.8%
  Advertising - 0.1%
    Big Flower Holdings, Inc.*                                              500     $     17,813
    Lamar Advertising Co., "A"*                                             400           13,450
    Omnicom Group, Inc.                                                   6,900          500,250
    Outdoor Systems, Inc.*                                                  700           17,631
                                                                                    ------------
                                                                                    $    549,144
------------------------------------------------------------------------------------------------
  Aerospace
    Gulfstream Aerospace Corp.*                                             400     $     19,500
------------------------------------------------------------------------------------------------
  Airlines
    Airborne Freight Corp.                                                  400     $     12,800
    Atlas Air, Inc.*                                                        600           17,400
    Skywest, Inc.                                                           450           11,700
                                                                                    ------------
                                                                                    $     41,900
------------------------------------------------------------------------------------------------
  Agricultural Products
    Case Corp.                                                            1,200     $     41,550
------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    AutoNation, Inc.                                                      1,800     $     25,763
    Dana Corp.                                                            6,900          325,162
    Dura Automotive Systems, Inc.*                                          300            8,588
    Federal-Mogul Corp.                                                  36,600        1,605,825
    Group 1 Automotive, Inc.*                                               600           15,450
                                                                                    ------------
                                                                                    $  1,980,788
------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.4%
    Capital One Financial Corp.                                           5,800     $  1,007,388
    First Tennessee National Corp.                                          400           17,250
    State Street Corp.                                                   10,300          901,250
                                                                                    ------------
                                                                                    $  1,925,888
------------------------------------------------------------------------------------------------
  Biotechnology
    Waters Corp.*                                                         1,600     $    168,200
------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    ACTV, Inc.*                                                           1,700     $     26,987
    Infinity Broadcasting Corp.*                                          5,300          146,744
    Source Media, Inc.                                                      700           15,313
    The Kushner-Locke Co.*                                                2,500           28,906
    Westwood One, Inc.*                                                     500           17,125
                                                                                    ------------
                                                                                    $    235,075
------------------------------------------------------------------------------------------------
  Building
    Sherwin Williams Co.                                                    600     $     18,675
------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
    Affiliated Computer Services, Inc., "A"*                                400     $     15,300
    Motorola, Inc.                                                       41,100        3,293,137
    Seagate Technology, Inc.*                                               600           16,725
    Texas Instruments, Inc.                                              14,700        1,501,238
                                                                                    ------------
                                                                                    $  4,826,400
------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Abacus Direct Corp.*                                                    200     $     14,800
    Affiliated Managers Group, Inc.*                                        500           14,531
    BISYS Group, Inc.*                                                   10,000          507,500
    Building One Services Corp.*                                            363            5,536
    Ceridian Corp.*                                                       2,200           80,575
    Comdisco, Inc.                                                          700           18,419
    Concord EFS, Inc.*                                                      500           16,688
    DST Systems, Inc.*                                                    5,800          337,850
    First Data Corp.                                                     40,800        1,731,450
    Fiserv, Inc.*                                                           400           23,425
    Insight Enterprises, Inc.*                                              450           12,150
    Learning Tree International, Inc.*                                   25,100          244,725
    Lycos, Inc.*                                                            200           19,937
    Pegasus Systems, Inc.*                                                  400           18,700
    Professional Detailing, Inc.*                                           400           11,500
                                                                                    ------------
                                                                                    $  3,057,786
------------------------------------------------------------------------------------------------
  Cellular Telephones
    Centinal Cellular Corp.*                                                400     $     30,425
------------------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Maxtor Corp.*                                                         1,100     $      6,222
    Synergon Information Systems Co.                                      2,854           36,246
                                                                                    ------------
                                                                                    $     42,468
------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    Microsoft Corp.*                                                    210,000     $ 17,075,625
------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    EMC Corp.*                                                            6,200     $    675,413
    Informatica Corp.                                                       200            5,650
    Micromuse Inc.*                                                         400           13,775
    Safeguard Scientifics, Inc.                                             200           16,200
                                                                                    ------------
                                                                                    $    711,038
------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    Adobe Systems, Inc.                                                     300     $     19,013
    Advantage Learning Systems, Inc.*                                       400           10,550
    Aspen Technology, Inc.*                                                 500            4,281
    BMC Software, Inc.*                                                  31,837        1,370,981
    Business Objects S.A.*                                                  500           11,719
    Cadence Design Systems, Inc.*                                        69,400          941,237
    Checkfree Holdings Corp.*                                               600           28,800
    Clarify, Inc.*                                                          600           14,100
    Computer Associates International, Inc.                              50,775        2,167,458
    Compuware Corp.*                                                     79,500        1,937,812
    CSG Systems International, Inc.*                                        400           15,450
    Etec Systems, Inc.*                                                     300            9,263
    Learning Co., Inc.*                                                     600           18,600
    Marimba, Inc.                                                           400           24,300
    NCR Corp.*                                                              300           12,300
    Oracle Corp.*                                                       392,860       10,631,774
    Scitex Corp. Ltd.                                                     1,600           15,400
    Synopsys, Inc.*                                                         500           23,562
                                                                                    ------------
                                                                                    $ 17,256,600
------------------------------------------------------------------------------------------------
  Construction Services
    Martin Marietta Materials, Inc.                                         400     $     24,725
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    Atwood Oceanics, Inc.                                                   500     $     17,438
    Carson, Inc., "A"*                                                   20,900           80,987
    Dial Corp.                                                              500           17,000
    Galileo International, Inc.                                           4,400          215,600
    Sotheby's Holdings, Inc.                                                600           25,575
    TV Guide, Inc.                                                          400           16,850
    Tyco International Ltd.                                             188,700       15,331,875
    Whittaker Corp.                                                         700           16,800
                                                                                    ------------
                                                                                    $ 15,722,125
------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Corning, Inc.                                                        11,000     $    629,750
    Sealed Air Corp.*                                                       300           18,244
    Smurfit-Stone Container Corp.*                                          900           21,037
                                                                                    ------------
                                                                                    $    669,031
------------------------------------------------------------------------------------------------
  Electrical Equipment
    Jabil Circuit, Inc.*                                                    400     $     18,625
    Micrel, Inc.*                                                           400           23,550
                                                                                    ------------
                                                                                    $     42,175
------------------------------------------------------------------------------------------------
  Electronics - 1.2%
    Altera Corp.*                                                        35,200     $  2,543,200
    Analog Devices, Inc.*                                                11,400          400,425
    Applied Materials, Inc.*                                              5,600          300,300
    Applied Micro Circuits Corp.*                                           400           21,325
    ASE Test Ltd. (Electronics)                                           1,600           33,600
    Atmel Corp.*                                                          6,700          122,275
    ATMI, Inc.*                                                             600           13,800
    Burr-Brown Corp.*                                                       600           15,900
    Conexant Systems, Inc.*                                                 400           16,300
    Credence Systems Corp.*                                                 600           15,413
    Flextronics International Ltd.*                                         360           16,808
    Lattice Semiconductor Corp.*                                          2,800          114,450
    Level One Communications, Inc.*                                         400           20,550
    Linear Technology Corp.                                               6,500          369,687
    LSI Logic Corp.*                                                        600           20,400
    Maxim Integrated Products, Inc.*                                        300           16,800
    Microchip Technology, Inc.*                                             400           14,000
    MIPS Technologies, Inc.*                                                400           15,900
    Optical Coating Laboratory, Inc.                                        300           18,487
    Parker-Hannifin Corp.                                                   600           28,162
    Photronics, Inc.*                                                       600           14,363
    PMC-Sierra, Inc.*                                                       400           38,350
    Quanta Services, Inc.                                                   600           17,288
    SCI Systems, Inc.*                                                      200            7,613
    SIPEX Corp.*                                                            500            7,000
    Teradyne, Inc.*                                                      13,400          632,312
    The DII Group, Inc.*                                                    700           21,700
    Xilinx, Inc.*                                                        30,300        1,382,437
                                                                                    ------------
                                                                                    $  6,238,845
------------------------------------------------------------------------------------------------
  Energy
    BJ Services Co.*                                                      5,600     $    149,800
    Rowan Cos., Inc.*                                                     1,200           19,200
                                                                                    ------------
                                                                                    $    169,000
------------------------------------------------------------------------------------------------
  Entertainment - 5.1%
    CBS Corp.*                                                           30,000     $  1,366,875
    Clear Channel Communications, Inc.*                                  36,200        2,515,900
    Comcast Corp., "A"                                                   57,100        3,750,756
    Cox Radio, Inc., "A"*                                                43,500        2,120,625
    Entercom Communications Corp.*                                        1,000           37,125
    Gemstar International Group Ltd.*                                     6,000          632,250
    Harrah's Entertainment, Inc.*                                           800           17,600
    Hearst-Argyle Television, Inc.*                                         600           15,300
    Heftel Broadcasting Corp., "A"*                                         400           21,750
    International Speedway Corp.                                            300           15,450
    Jacor Communications, Inc.*                                          24,900        1,998,225
    MediaOne Group, Inc.*                                                79,400        6,476,062
    Premier Parks, Inc.*                                                    700           24,194
    Time Warner, Inc.                                                   111,000        7,770,000
    Univision Communications, Inc., "A"*                                  5,700          329,887
    USA Networks, Inc.*                                                     700           26,163
                                                                                    ------------
                                                                                    $ 27,118,162
------------------------------------------------------------------------------------------------
  Financial Institutions - 2.8%
    Hambrecht & Quist Group, Inc.*                                          500     $     17,625
    Associates First Capital Corp., "A"                                   3,200          141,800
    Bear Stearns Cos., Inc.                                              15,645          729,448
    CIT Group, Inc., "A"                                                    400           13,000
    Donaldson, Lufkin & Jenrette, Inc.                                   29,000        2,028,187
    Merrill Lynch & Co., Inc.                                            27,700        2,325,069
    Morgan Stanley Dean Witter & Co.                                     49,200        4,880,025
    Paine Webber Group, Inc.                                                300           14,081
    Providian Financial Corp.                                             4,400          567,875
    Schwab (Charles) Corp.                                               36,700        4,027,825
    U.S. Trust Corp.                                                      2,600          237,575
    Waddell & Reed Financial, Inc., "A"                                     600           13,538
                                                                                    ------------
                                                                                    $ 14,996,048
------------------------------------------------------------------------------------------------
  Financial Services
    Finet Holdings Corp.                                                 18,900     $    165,966
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Coca-Cola Beverage Co.                                                2,400     $     49,650
    Coca-Cola Beverage Co., ADR                                          18,400           38,468
    Keebler Foods Co.*                                                      500           16,062
    Panamerican Beverage, Inc.                                           32,900          729,969
                                                                                    ------------
                                                                                    $    834,149
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Bowater, Inc.                                                           500     $     26,813
    International Paper Co.                                              18,500          986,281
    Jefferson Smurfit Corp.                                             506,000        1,350,824
    Weyerhaeuser Co.                                                      9,900          664,537
                                                                                    ------------
                                                                                    $  3,028,455
------------------------------------------------------------------------------------------------
  Leisure
    Penske Motorsports, Inc.*                                               500     $     18,125
    Speedway Motorsports, Inc.                                              400           17,350
                                                                                    ------------
                                                                                    $     35,475
------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Caterpillar, Inc.                                                    10,400     $    669,500
    Deere & Co., Inc.                                                     9,900          425,700
    Eaton Corp.                                                          11,000        1,008,562
    SI Handling Systems, Inc.                                            19,050          238,125
                                                                                    ------------
                                                                                    $  2,341,887
------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    Agouron Pharmaceuticals, Inc.*                                          280     $     16,537
    AmeriSource Health Corp., "A"*                                          400           11,075
    Biomatrix, Inc.*                                                        400           13,175
    Boston Scientific Corp.*                                             54,400        2,315,400
    C.R. Bard, Inc.                                                         300           14,700
    Chattem, Inc.                                                           300           11,719
    King Pharmaceuticals, Inc.*                                           1,400           38,675
    Perclose, Inc.                                                          400           15,200
    Pharmacia & Upjohn, Inc.                                             47,800        2,676,800
    The Liposome, Inc.*                                                   1,200           15,000
                                                                                    ------------
                                                                                    $  5,128,281
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.8%
    Alpharma, Inc.                                                          400     $     11,800
    Columbia/HCA Healthcare Corp.                                        13,700          338,219
    Cyberonics, Inc.*                                                       100              813
    Enzon, Inc.                                                           1,200           15,600
    Gentex Corp.*                                                           800           24,050
    Guidant Corp.                                                        48,700        2,614,581
    Health Management Associates, Inc., "A"*                              7,250          113,281
    Henry Schein, Inc.*                                                     300            7,856
    IDEXX Laboratories, Inc.*                                               700           15,837
    Medtronic, Inc.                                                       5,430          390,621
    Mid Atlantic Medical Services, Inc.*                                  1,500           13,688
    PacifiCare Health Systems, Inc., "B"*                                   300           23,934
    Province Healthcare Co.*                                                400            8,900
    STERIS Corp.*                                                           600           10,650
    Transkaryotic Therapies, Inc.*                                          500           15,500
    United Healthcare Corp.                                              11,200          628,600
    Wellpoint Health Networks, Inc., "A"*                                   200           14,050
                                                                                    ------------
                                                                                    $  4,247,980
------------------------------------------------------------------------------------------------
  Metal Fabrication
    The Timken Co.                                                          900     $     20,081
------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Phelps Dodge Corp.                                                    4,200     $    265,650
------------------------------------------------------------------------------------------------
  Mining
    Cyprus Amax Minerals Co.                                              1,300     $     19,988
------------------------------------------------------------------------------------------------
  Oil Services - 1.8%
    Baker Hughes, Inc.                                                   33,900     $  1,012,762
    Cal Dive International, Inc.*                                           600           19,200
    Diamond Offshore Drilling, Inc.                                      42,400        1,401,850
    ENSCO International, Inc.                                            11,000          204,188
    Friede Goldman International, Inc.*                                     900           16,819
    Global Industries, Inc.*                                              2,400           29,550
    Global Marine, Inc.*                                                  1,800           26,775
    Halliburton Co.                                                      41,800        1,781,725
    Noble Drilling Corp.*                                                23,600          463,150
    Schlumberger Ltd.                                                    63,600        4,062,450
    Smith International, Inc.                                             7,500          336,562
    Varco International, Inc.*                                            1,300           14,706
                                                                                    ------------
                                                                                    $  9,369,737
------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Apache Corp.                                                          4,200     $    128,888
    Santa Fe International Corp.                                          6,500          139,750
                                                                                    ------------
                                                                                    $    268,638
------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Andrx Corp.*                                                            200        $  15,750
    Millennium Pharmaceuticals                                              700           26,031
    Sepracor, Inc.*                                                      20,100        1,698,450
                                                                                    ------------
                                                                                    $  1,740,231
------------------------------------------------------------------------------------------------
  Printing and Publishing
    Electronics for Imaging, Inc.*                                          500     $     23,656
------------------------------------------------------------------------------------------------
  Railroads
    Kansas City Southern Industries, Inc.                                 2,900     $    172,731
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.3%
    Applebee's International, Inc.                                          800     $     20,650
    Brinker International, Inc.*                                            700           19,337
    CEC Entertainment, Inc.*                                                500           18,750
    Cendant Corp.*                                                      318,554        5,733,972
    CKE Restaurants, Inc.                                                   440            7,205
    Four Seasons Hotels, Inc.                                               400           16,700
    IHOP Corp.*                                                             300           13,725
    Outback Steakhouse, Inc.*                                            19,600          701,925
    Papa John's International, Inc.*                                        400           16,075
    Promus Hotel Corp.*                                                     861           30,996
    Starwood Hotels & Resorts                                               500           18,344
    Wendy's International, Inc.                                           7,600          205,675
                                                                                    ------------
                                                                                    $  6,803,354
------------------------------------------------------------------------------------------------
  Retail
    bebe stores, inc.*                                                      500     $     19,000
    Callaway Golf Co.                                                     1,200           18,075
    Intimate Brands, Inc.                                                 1,200           60,000
    Lands End, Inc.                                                         800           30,600
    Quiksilver, Inc.                                                        600           15,938
    Tommy Hilfiger Corp.*                                                   200           13,975
                                                                                    ------------
                                                                                    $    157,588
------------------------------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Abitibi Consolidated, Inc.                                           52,700     $    625,812
    Harmonic Lightwaves, Inc.*                                              400           18,250
    Newport News Shipbuilding, Inc.                                       9,400          246,163
    Rayovac Corp.*                                                        1,000           27,000
    Veritas DGC, Inc.*                                                    1,000           20,250
                                                                                    ------------
                                                                                    $    937,475
------------------------------------------------------------------------------------------------
  Stores - 1.3%
    Abercrombie & Fitch Co.*                                                200     $     19,025
    AnnTaylor Stores Corp.*                                                 400           19,000
    Boise Cascade Office Products Corp.*                                    900           11,138
    CompUSA, Inc.*                                                        1,600           11,200
    Consolidated Stores Corp.*                                              425           14,609
    CSK Auto Corp.*                                                         500           12,500
    General Nutrition Cos., Inc.*                                         1,000           16,563
    Linens 'n Things, Inc.*                                                 400           18,300
    Micro Warehouse, Inc.*                                               26,450          447,997
    Office Depot, Inc.*                                                 185,800        4,087,600
    Staples, Inc.*                                                       44,250        1,327,500
    Talbots, Inc.                                                           600           18,900
    Tiffany & Co.                                                           300           25,200
    TJX Cos., Inc.                                                       16,600          552,987
                                                                                    ------------
                                                                                    $  6,582,519
------------------------------------------------------------------------------------------------
  Supermarkets
    Super Sol Ltd.                                                        1,100     $     14,781
------------------------------------------------------------------------------------------------
  Technology
    Galileo Technology Ltd.*                                              1,200     $     27,600
------------------------------------------------------------------------------------------------
  Telecommunications - 14.4%
    ADC Telecommunications, Inc.*                                        12,100     $    578,531
    Adelphia Communications Corp.*                                        1,400           95,550
    Allegiance Telecom, Inc.*                                             6,100          280,600
    Alltel Corp.                                                          9,100          613,681
    Amdocs Ltd.*                                                          1,100           29,563
    AT&T Corp.*                                                          71,700        4,579,837
    Aware, Inc.                                                             400           22,225
    Cablevision Systems Corp.*                                              300           23,213
    Century Telephone Enterprises, Inc.                                  43,225        1,739,806
    Cincinnati Bell, Inc.                                                   800           18,100
    Cisco Systems, Inc.*                                                140,350       16,008,672
    CommNet Cellular, Inc.*                                                 800           16,800
    Covad Communications Group, Inc.                                     11,000        1,056,000
    Cox Communications, Inc.*                                             5,800          460,375
    Critical Path, Inc.                                                     100            9,950
    DSP Communications, Inc.*                                             1,000           27,250
    EchoStar Communications, Corp.*                                         200           20,063
    Electro Scientific Industries, Inc.*                                    400           15,250
    Global TeleSystems Group, Inc.*                                     125,662        8,309,400
    Hyperion Telecommunications, Inc., "A"*                               1,300           16,250
    Intermedia Communications, Inc.##                                    12,000          386,250
    International Business Communications Systems, Inc.*+                40,300                0
    ITC Deltacom, Inc.*                                                     900           22,500
    Level 3 Communications, Inc.                                          6,600          594,412
    MCI WorldCom, Inc.*                                                 223,417       18,362,085
    Metromedia Fiber Network, Inc., "A"*                                  8,200          690,850
    Net Perceptions, Inc.*                                                  400           10,550
    Novell, Inc.*                                                           700           15,575
    NTL, Inc.*                                                           10,100          770,125
    OneMain.com, Inc.                                                       500           15,750
    Powerwave Technologies, Inc.                                            600           18,225
    Premiere Technologies, Inc.*                                          1,200           17,850
    Qwest Communications International, Inc.*                            76,100        6,501,794
    RF Micro Devices, Inc.                                                  300           16,763
    Rhythms Netconnections, Inc.                                          7,400          610,500
    Scientific-Atlanta, Inc.                                                500           15,875
    Sprint Corp.                                                         30,300        3,107,644
    Sprint Corp. (PCS Group)*                                            49,500        2,097,562
    TCA Cable TV, Inc.                                                      500           24,906
    Tel-Save.com, Inc.*                                                   3,400           40,800
    Tellabs, Inc.*                                                       28,200        3,089,662
    U.S. Satellite Broadcasting Co., Inc., "A"*                           1,000           17,875
    Uniphase Corp.                                                          200           24,275
    Viatel, Inc.*                                                           400           18,400
    Vignette Corp.*                                                       2,800          266,000
    Western Wireless Corp.*                                                 500           20,531
    QUALCOMM, Inc.                                                       26,700        5,340,000
    Tekelec Co.*                                                          3,300           29,803
                                                                                    ------------
                                                                                    $ 76,047,678
------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    FDX Corp.*                                                            6,300     $    709,144
    Navistar International Corp.                                            400           20,925
                                                                                    ------------
                                                                                    $    730,069
------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Williams Cos., Inc.                                                  40,200     $  1,899,450
------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.5%
    Frontier Corp.                                                       48,600     $  2,682,112
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $236,506,704
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $401,192,004)                                        $509,497,236
------------------------------------------------------------------------------------------------
Rights
------------------------------------------------------------------------------------------------
  Greece
    National Bank of Greece (Banks and Credit Cos.)*                      9,896     $     30,535
  Spain
    Telefonica de Espana (Utilities - Telephone)*                        64,526           60,638
------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $55,046)                                             $     91,173
------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)            VALUE
------------------------------------------------------------------------------------------------
    Ford Motor Credit Corp., due 5/03/99, at Amortized Cost             $ 9,565     $  9,562,386
------------------------------------------------------------------------------------------------

Other Short-Term Obligations - 8.5%
------------------------------------------------------------------------------------------------
                                                                         Shares
------------------------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
      (Identified Cost, $45,051,172)                                 45,051,172     $ 45,051,172
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $455,860,608)                                   $564,201,967

Other Assets, Less Liabilities - (6.7)%                                              (35,519,975)
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $528,681,992
------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
APRIL 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $455,860,608)          $ 564,201,967
  Foreign currency, at value (identified cost, $1,595,550)           1,589,855
  Cash                                                                  30,617
  Receivable for Fund shares sold                                    5,212,368
  Receivable for investments sold                                   13,573,646
  Dividends receivable                                                 874,566
  Other assets                                                           5,456
                                                                 -------------
    Total assets                                                 $ 585,488,475
                                                                 -------------
Liabilities:
  Receivable for Fund shares reacquired                          $   4,333,982
  Payable for investments purchased                                  7,083,978
  Collateral for securities loaned, at value                        45,051,172
  Payable to affiliates -
    Management fee                                                      13,037
    Shareholder servicing agent fee                                      1,449
    Distribution and service fee                                       132,899
    Administrative fee                                                     217
  Accrued expenses and other liabilities                               189,749
                                                                 -------------
      Total liabilities                                          $  56,806,483
                                                                 -------------
Net assets                                                       $ 528,681,992
                                                                 =============
Net assets consist of:
  Paid-in capital                                                $ 393,372,641
  Unrealized appreciation on investments and translation of
    assets
    and liabilities in foreign currencies                          108,295,152
  Accumulated undistributed net realized gain on
    investments
    and foreign currency transactions                               29,113,206
  Accumulated net investment loss                                   (2,099,007)
                                                                 -------------
      Total                                                      $ 528,681,992
                                                                 =============
Shares of beneficial interest outstanding                          25,721,115
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $214,716,631 / 10,346,035 shares of
     beneficial interest outstanding)                               $20.75
                                                                    ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                      $22.02
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $286,355,589 / 14,024,674 shares of
     beneficial interest outstanding)                               $20.42
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $21,330,102 / 1,049,194 shares of
     beneficial interest outstanding)                               $20.33
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $6,279,670 / 301,212
     shares of beneficial interest outstanding)                     $20.85
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1999
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                    $  2,337,684
    Interest                                                          750,119
    Foreign taxes withheld                                           (197,646)
                                                                 ------------
      Total investment income                                    $  2,890,157
                                                                 ------------
  Expenses -
    Management fee                                               $  2,323,627
    Trustees' compensation                                             19,892
    Shareholder servicing agent fee                                   284,933
    Distribution and service fee (Class A)                            365,172
    Distribution and service fee (Class B)                          1,402,228
    Distribution and service fee (Class C)                            105,255
    Administrative fee                                                 26,353
    Custodian fee                                                     234,600
    Printing                                                           43,283
    Postage                                                            49,997
    Auditing fees                                                      23,557
    Legal fees                                                            818
    Amortization of organization expenses                                 703
    Miscellaneous                                                     214,487
                                                                 ------------
      Total expenses                                             $  5,094,905
    Fees paid indirectly                                              (35,315)
    Reduction of expenses by distributor                             (104,045)
                                                                 ------------
      Net expenses                                               $  4,955,545
                                                                 ------------
        Net investment loss                                      $ (2,065,388)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ 33,524,289
    Foreign currency transactions                                    (304,101)
                                                                 ------------
      Net realized gain on investments and foreign
        currency transactions                                    $ 33,220,188
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ 78,777,104
    Translation of assets and liabilities in
       foreign currencies                                             (68,292)
                                                                 ------------
      Net unrealized gain on investments and foreign
        currency translation                                     $ 78,708,812
                                                                 ------------
        Net realized and unrealized gain on investments
           and foreign currency                                  $111,929,000
                                                                 ------------
          Increase in net assets from operations                 $109,863,612
                                                                 ============

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               APRIL 30, 1999            OCTOBER 31, 1998
                                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $  (2,065,388)              $  (2,765,182)
  Net realized gain on investments and foreign currency
    transactions                                                   33,220,188                  39,910,660
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           78,708,812                 (40,266,319)
                                                                -------------               -------------
    Increase (decrease) in net assets from operations           $ 109,863,612               $  (3,120,841)
                                                                -------------               -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (16,259,953)               $ (20,053,104)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (22,605,139)                (28,720,424)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (1,663,777)                 (2,097,140)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (471,404)                   (638,217)
                                                                -------------               -------------
      Total distributions declared to shareholders              $ (41,000,273)              $ (51,508,885)
                                                                -------------               -------------
Net decrease in net assets from Fund share transactions         $ (19,314,287)              $ (11,059,613)
                                                                -------------               -------------
      Total increase (decrease) in net assets                   $  49,549,052               $ (65,689,339)
Net assets:
  At beginning of period                                          479,132,940                 544,822,279
                                                                -------------               -------------

At end of period (including accumulated net investment
   loss of $2,099,007 and $33,619, respectively)                $ 528,681,992               $ 479,132,940
                                                                =============               =============

See notes to financial statements

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                     SIX MONTHS ENDED  --------------------------------------------------------------------------
                                      APRIL 30, 1999      1998            1997           1996        1995             1994*
                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $  18.27       $  20.79        $  19.09        $  18.16    $  17.45          $  15.00
                                        --------       --------        --------        --------    --------          --------
Income from investment operations# -
  Net investment loss(S)                $  (0.04)      $  (0.01)       $  (0.02)       $  (0.07)   $   --            $  (0.02)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                    4.13          (0.41)           2.77            2.73        0.93              2.47
                                        --------       --------        --------        --------    --------          --------
    Total from investment operations    $   4.09       $  (0.42)       $   2.75        $   2.66    $   0.93          $   2.45
                                        --------       --------        --------        --------    --------          --------
Less distributions declared to
  shareholders -
  From net investment income            $   --         $   --          $   --          $  (0.01)   $   --            $   --
  From net realized gain on
    investments and foreign
    currency transactions                  (1.61)         (2.10)          (1.05)          (1.72)      (0.22)             --
                                        --------       --------        --------        --------    --------          --------
    Total distributions declared
      to shareholders                   $  (1.61)      $  (2.10)       $  (1.05)       $  (1.73)   $  (0.22)         $   --
                                        --------       --------        --------        --------    --------          --------
Net asset value - end of period         $  20.75       $  18.27        $  20.79        $  19.09    $  18.16          $  17.45
                                        ========       ========        ========        ========    ========          ========
Total return(+)                            23.65%++       (1.99)%         15.17%          15.73%       5.47%            16.33%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                1.50%+         1.49%           1.52%           1.58%       1.63%             1.57%+
  Net investment income (loss)             (0.36)%+       (0.06)%         (0.10)%         (0.35)%      0.02%            (0.14)%+
Portfolio turnover                            62%           104%            133%             95%        149%              100%
Net assets at end of period
  (000 omitted)                         $214,717       $195,194        $204,918        $172,106    $143,543          $131,503

  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The distributor voluntarily waived its fee for the periods indicated. If the fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
      Net investment loss               $  (0.05)      $  (0.03)       $  (0.04)       $  (0.09)   $   --            $  (0.04)
      Ratios (to average net assets):
        Expenses##                          1.60%+         1.59%           1.62%           1.68%       1.73%             1.67%+
        Net investment loss                (0.46)%+       (0.16)%         (0.20)%         (0.45)%     (0.08)%           (0.24)%+

See notes to financial statements

FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                     SIX MONTHS ENDED  --------------------------------------------------------------------------
                                      APRIL 30, 1999      1998            1997           1996        1995             1994*
                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $  18.06       $  20.56        $  18.87        $  17.97    $  17.32          $  15.00
                                        --------       --------        --------        --------    --------          --------
Income from investment operations# -
  Net investment loss                   $  (0.11)      $  (0.16)       $  (0.17)       $  (0.21)   $  (0.14)         $  (0.15)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                    4.08          (0.40)           2.76            2.70        0.92              2.47
                                        --------       --------        --------        --------    --------          --------
    Total from investment operations    $   3.97       $  (0.56)       $   2.59        $   2.49    $   0.78          $   2.32
                                        --------       --------        --------        --------    --------          --------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                 $  (1.61)      $  (1.94)       $  (0.90)       $  (1.59)   $  (0.13)         $   --
                                        --------       --------        --------        --------    --------          --------
Net asset value - end of period         $  20.42       $  18.06        $  20.56        $  18.87    $  17.97          $  17.32
                                        ========       ========        ========        ========    ========          ========
Total return                               23.24%++       (2.70)%         14.30%          14.77%       4.61%            15.47%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                2.25%+         2.24%           2.28%           2.39%       2.45%             2.39%+
  Net investment loss                      (1.12)%+       (0.81)%         (0.87)%         (1.16)%     (0.80)%           (0.95)%+
Portfolio turnover                            62%           104%            133%             95%        149%              100%
Net assets at end of period
  (000 omitted)                         $286,356       $259,345        $308,692        $282,668    $247,437          $236,971

  * For the period from the commencement of the Fund's investment operations, November 18, 1993, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL HIGHLIGHTS - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                     SIX MONTHS ENDED  --------------------------------------------------------------------------
                                      APRIL 30, 1999      1998            1997           1996        1995             1994*
                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $  17.99       $  20.49        $  18.85        $  17.96    $  17.34          $  16.04
                                        --------       --------        --------        --------    --------          --------
Income from investment operations# -
  Net investment loss                   $  (0.11)      $  (0.16)       $  (0.17)       $  (0.20)   $  (0.13)         $  (0.13)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                    4.06          (0.40)           2.75            2.70        0.92              1.43
                                        --------       --------        --------        --------    --------          --------
    Total from investment operations    $   3.95       $  (0.56)       $   2.58        $   2.50    $   0.79          $   1.30
                                        --------       --------        --------        --------    --------          --------
Less distributions declared to
  shareholders from net realized
  gain on investments and foreign
  currency transactions                 $  (1.61)      $  (1.94)       $  (0.94)       $  (1.61)   $  (0.17)         $   --
                                        --------       --------        --------        --------    --------          --------
Net asset value - end of period         $  20.33       $  17.99        $  20.49        $  18.85    $  17.96          $  17.34
                                        ========       ========        ========        ========    ========          ========
Total return                               23.21%++       (2.73)%         14.27%          14.88%       4.68%             8.10%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                2.25%+         2.24%           2.25%           2.32%       2.38%             2.31%+
  Net investment loss                      (1.12)%+       (0.83)%         (0.85)%         (1.10)%     (0.72)%           (0.83)%+
Portfolio turnover                            62%           104%            133%             95%        149%              100%
Net assets at end of period
  (000 omitted)                         $ 21,330       $ 19,149        $ 24,662        $ 19,994    $ 13,349          $ 11,872

  * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL HIGHLIGHTS - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED           PERIOD ENDED
                                                        SIX MONTHS ENDED            OCTOBER 31,            OCTOBER 31,
                                                          APRIL 30, 1999                   1998                  1997*
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                 CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $18.32                 $20.84                 $18.34
                                                                  ------                 ------                 ------
Income from investment operations# -
  Net investment income (loss)                                   $ (0.01)                $ 0.04                 $ 0.04
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                            4.15                  (0.40)                  2.46
                                                                  ------                 ------                 ------
    Total from investment operations                              $ 4.14                $ (0.36)                $ 2.50
                                                                  ------                 ------                 ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                    $(1.61)                $(2.16)                $ --
                                                                  ------                 ------                 ------
Net asset value - end of period                                   $20.85                 $18.32                 $20.84
                                                                  ======                 ======                 ======
Total return                                                      23.87%++              (1.64)%                 13.58%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       1.25%+                 1.24%                  1.21%+
  Net investment income (loss)                                   (0.12%)+                 0.19%                  0.20%+
Portfolio turnover                                                   62%                   104%                   133%
Net assets at end of period (000 omitted)                         $6,280                 $5,445                 $6,550

  * For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Growth Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At April 30, 1999, the value of securities loaned was $43,467,801. These loans were collateralized by cash of $45,051,172. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               0.90%
          Average net assets in excess of $1 billion           0.75%

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,714 for the six months ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $34,472 for the six months ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,476 for the six months ended April 30, 1999. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,541 and $109 for Class B and Class C shares, respectively, for the six months ended April 30, 1999. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1999, were $2,452, $224,260, and $2,500 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $304,074,973 and $361,753,175, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $455,860,608
                                                                 ------------
Gross unrealized appreciation                                    $123,228,727
Gross unrealized depreciation                                     (14,887,368)
                                                                 ------------
    Net unrealized appreciation                                  $108,341,359
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                              -----------------------------------   -------------------------------------
                                       SHARES              AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        31,052,840      $  613,272,668        59,000,914       $ 1,171,149,285
Shares issued to
  shareholders in
  reinvestment of
  distributions                       836,266          15,401,734           967,119            17,570,051
Shares reacquired                 (32,228,412)       (639,148,001)      (59,138,361)       (1,181,723,918)
                                  -----------      --------------       -----------       ---------------
    Net increase (decrease)          (339,306)     $  (10,473,599)          829,672       $     6,995,418
                                  ===========      ==============       ===========       ===============

Class B Shares
                                  SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1999
                              -----------------------------------   -------------------------------------
                                       SHARES              AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           949,386      $   18,326,547         2,457,348       $    47,943,310
Shares issued to
  shareholders in
  reinvestment of
  distributions                       986,963          17,834,653         1,230,304            22,182,930
Shares reacquired                  (2,273,177)        (44,431,070)       (4,343,624)          (84,629,146)
                                  -----------      --------------       -----------       ---------------
    Net decrease                     (336,828)     $   (8,269,870)         (655,972)      $   (14,502,906)
                                  ===========      ==============       ===========       ===============

Class C Shares
                                  SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                              -----------------------------------   -------------------------------------
                                       SHARES              AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         1,905,868      $   37,198,600         2,032,301       $    39,976,080
Shares issued to
  shareholders in
  reinvestment of
  distributions                        65,362           1,176,518            78,016             1,401,164
Shares reacquired                  (1,986,420)        (38,984,611)       (2,249,822)          (44,495,696)
                                  -----------      --------------       -----------       ---------------
    Net decrease                      (15,190)     $     (609,493)         (139,505)      $    (3,118,452)
                                  ===========      ==============       ===========       ===============

Class I Shares
                                  SIX MONTHS ENDED APRIL 30, 1999             YEAR ENDED OCTOBER 31, 1998
                              -----------------------------------   -------------------------------------
                                       SHARES              AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            22,376      $      443,661            54,528       $     1,091,358
Shares issued to
  shareholders in
  reinvestment of
  distributions                        25,647             471,399            35,224               638,251
Shares reacquired                     (44,016)           (876,385)         (106,903)           (2,163,282)
                                  -----------      --------------       -----------       ---------------
    Net increase (decrease)             4,007      $       38,675           (17,151)      $      (433,673)
                                  ===========      ==============       ===========       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1999, was $1,807.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1999, the Fund owned the following restricted securities (constituting 0.04% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                              DATE OF ACQUISITION        SHARE AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Bank Handlowy w Warszawie                          7/03/1997              12,079         $150,230         $146,839
Hong Leong Finance Ltd.                           11/01/1996              17,000           29,200           41,904
International Business Communications
  Systems, Inc.                                    8/29/1995              40,300          399,776            --
                                                                                                          --------
                                                                                                          $188,743
                                                                                                          ========

MFS(R) GLOBAL GROWTH FUND

TRUSTEES                                                ASSISTANT TREASURERS
Richard B. Bailey* - Private Investor; Former           Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment      Ellen Moynihan*
Management                                              James O. Yost*

Peter G. Harwood - Private Investor                     SECRETARY
                                                        Stephen E. Cavan*
J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified services      ASSISTANT SECRETARY
company)                                                James R. Bordewick, Jr.*

Lawrence T. Perera - Partner, Hemenway & Barnes         CUSTODIAN
(attorneys)                                             State Street Bank and Trust Company

William J. Poorvu - Adjunct Professor, Harvard          INVESTOR INFORMATION
University Graduate School of Business                  For MFS stock and bond market outlooks, call toll
Administration                                          free: 1-800-637-4458 anytime from a touch-tone
                                                        telephone.
Charles W. Schmidt - Private Investor
                                                        For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive Vice                financial adviser or, for an information kit, call
President, Director, and Secretary, MFS Investment      toll free: 1-800-637-2929 any business day from 9
Management                                              a.m. to 5 p.m. Eastern time (or leave a message
                                                        anytime).
Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management        INVESTOR SERVICE
                                                        MFS Service Center, Inc.
Elaine R. Smith - Independent Consultant                P.O. Box 2281
                                                        Boston, MA 02107-9906
David B. Stone - Chairman and Director, North
American Management Corp. (investment advisers)         For general information, call toll
                                                        free: 1-800-225-2606 any business day
INVESTMENT ADVISER                                      from 8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                     For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                                   toll free: 1-800-637-6576 any business day from 9
                                                        a.m. to 5 p.m. Eastern time. (To use this service,
DISTRIBUTOR                                             your phone must be equipped with a
MFS Fund Distributors, Inc.                             Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                   For share prices, account balances, and exchanges,
                                                        call toll free: 1-800-MFS-TALK (1-800-637-8255)
DIRECTOR OF INTERNATIONAL EQUITY                        anytime from a touch-tone telephone.
RESEARCH
David A. Antonelli*                                     WORLD WIDE WEB
                                                        www.mfs.com
PORTFOLIO MANAGERS
John W. Ballen*
Toni Y. Shimura*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) GLOBAL GROWTH FUND                                            Bulk Rate
                                                                   U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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INVESTMENT MANAGEMENT
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